SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 15, 2017
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2017, Farmers & Merchants Bancorp (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for which the Board of Directors solicited proxies. A quorum of stockholders was present, consisting of a total of 511,401 shares or 63.2% of shares outstanding. The following items were voted on during the Meeting:

1.	Election of Directors

The seven nominees listed below were elected and the results of the election were as follows:

Name	Votes For	% of Voted Shares	Votes Withheld	% of Voted Shares	Uncast Votes	% of Voted Shares
Stewart C. Adams, Jr.	505,171	98.8%	6,055	1.2%	175	0.0%
Edward Corum, Jr.	509,847	99.7%	1,379	0.3%	175	0.0%
Bruce A. Mettler	509,995	99.7%	1,231	0.2%	175	0.0%
Kevin Sanguinetti	509,864	99.7%	1,362	0.3%	175	0.0%
Kent A. Steinwert	508,100	99.4%	3,126	0.6%	175	0.0%
Calvin (Kelly) Suess	507,860	99.3%	3,366	0.7%	175	0.0%
Gary J. Long	509,993	99.7%	1,233	0.2%	175	0.0%

2.	Approval, By Non-Binding Vote, On the Compensation of the Named Executive Officers (Say-On-Pay)

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Act”), the Company asked stockholders to provide advisory (non-binding) approval of executive compensation as described in the “Executive Compensation Discussion and Analysis” section of the 2017 proxy statement. The results of the election were as follows:

	Shares	% of Voted Shares
For	472,871	92.5%
Against	9,473	1.9%
Abstain	29,057	5.7%

3.	Stockholder Vote on Frequency of Stockholder Votes on Executive Compensation

Consistent with the Act, the Company also asked for stockholder input with regard to the frequency of future stockholder advisory (non-binding) votes on our executive compensation programs. The results of the election were as follows:

	Shares	% of Voted Shares
Three Years	365,307	71.4%
Two Years	11,862	2.3%
One Year	101,629	19.9%
Abstain	32,603	6.4%

Based on the stockholder advisory vote at the 2017 Annual Meeting, and the Board’s own recommendation included in the 2017 Proxy Statement, the Board of Directors has determined that Farmers & Merchants Bancorp will include a “Stockholder Vote on Executive Compensation” in the Proxy Statement every three years.

Item 8.01	Other Events

On May 15, 2017, Farmers & Merchants Bancorp announced the Board of Directors’ declaration of a mid-year cash dividend, a copy of which is included as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99	Press release announcing the Board of Directors of Farmers & Merchants Bancorp’s declaration of a mid-year cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Stephen W. Haley
Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date:  May 16, 2017